Share-Based Compensation	12 Months Ended
Sep. 30, 2022
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
16.	SHARE-BASED COMPENSATION

EZGO Technologies Ltd. Incentive Plan (the “EZGO 2022 Plan”)

On August 6, 2022, the board of directors of EZGO approved the EZGO 2022 Plan. On August 8, 2022, 1,000,000 restricted shares with service condition were granted to management and external consultants under the EZGO 2022 plan, out of which, 520,000 restricted shares vested immediately on the date of grant. 330,000 restricted shares shall vest evenly by month between the grant date and the 1st anniversary of grant date, and 150,000 restricted shares shall vest evenly by month between the grant date and the 2nd anniversary of grant date.

The estimated FV of restricted shares granted under the EZGO 2022 plan were the closing price on the grant date of the Company’s ordinary shares traded in the Stock Exchange.

A summary of activities of the restricted shares for the year ended September 30, 2022 is as follow:

	Number of nonvested restricted shares	Weighted average fair value per ordinary share on the grant dates
Outstanding as of September 30, 2021	-	$-
Granted	1,000,000	0.75
Vested	587,500	0.75
Forfeited	-	-
Unvested as of September 30, 2022	412,500	$0.75

As of September 30, 2022, there was approximately $309,375 of total unrecognized compensation cost related to unvested restricted shares. The unrecognized compensation costs are expected to be recognized over a weighted average period of 1.33 years. The total FV of shares vested during the years ended September 30, 2020, 2021 and 2022 were nil, nil and $440,625

Total share-based compensation expense of share-based awards granted to management and external consultants for the year ended September 30, 2022 was $440,625.